Exhibit 10.42

COMMERCIAL LOAN MODIFICATION AGREEMENT

Agreement entered into as of the 12th day of February, 2024 by and between Salem Five Cents Savings Bank, a Massachusetts savings Lender with a usual place of business at 210 Essex Street, Salem, Massachusetts 01970, (hereinafter referred to as the “Lender”) and Stran & Company, Inc., a Nevada corporation duly qualified as a foreign corporation in the Commonwealth of Massachusetts with a principal business address of 2 Heritage Drive, Quincy, Massachusetts (hereinafter referred to as the “Borrower”).

At the request of the Borrower, and upon the conditions hereinafter set forth, the Lender has agreed to modify the terms of the Revolving Demand Line of Credit Loan Agreement entered into by the parties on November 22, 2021, in connection with the Borrower’s $7,000,000.00 Revolving Demand Line of Credit Note dated November 22, 2021 (hereinafter referred to as “Note”).

The parties hereto do hereby covenant and agree that the Loan Agreement is hereupon modified as specifically set forth herein:

1. Section 3.3 of the Loan Agreement is deleted in its entirety, and replaced with the following:

3.3 Financial Statements. Borrower shall provide to the Lender throughout the term of the Loan is outstanding:

a)	Audited financial statements within 120 days of fiscal year end, on a consolidated and consolidating basis, including all supporting schedules;

b)	Quarterly agings of accounts receivable and payable within 20 days of each period end upon request of the Lender;

c)	Quarterly management-prepared financial statements within 30 days of each period end;

d)	Monthly borrowing base certificates due within 15 days of month end with accounts receivable agings and inventory reports when sums are outstanding hereunder or requested by Lender;

e)	Borrower shall pay for the reasonable fees and expenses in connection with a field exam, at the Lender’s discretion, which is to be performed by Lender in 2024 within 30 days following the completion of the NetSuite transition; and

f)	From time to time, such financial data and information about Borrower as Lender may reasonably request.

2. Section 4.1 of the Loan Agreement is deleted in its entirety, and replaced with the following:

4.1. Financial Covenants. Notwithstanding the fact that this is a Demand facility, the Borrower shall comply with the Covenants set forth herein. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

a)	Borrower shall maintain a Minimum interest coverage of 1.25:1, tested for fiscal year ending 12/31/24 only, and defined as follows:

EBITDA, divided by, cash interest payments made on all debt.

“EBITDA” shall be defined as follows: the trailing year’s total of net income before total interest expense, tax expense, and depreciation and amortization expense.  EBITDA will be adjusted for extraordinary and/or non-cash items as defined in accordance with GAAP, if any, determined in Lender’s sole discretion.

b)	Borrower shall maintain a Minimum Debt Service Coverage Ratio of 1.20:1, tested annually beginning with fiscal year ending 12/31/25, and defined as follows:

EBITDA, less, cash taxes, distributions, dividends, shareholder withdrawals in any form, and unfinanced capital expenditures, Divided By, all scheduled principal payments on all debt, plus, cash interest payments made on all debt, plus, cash payments made on contingent earn-out liabilities.   “Unfinanced Capital Expenditures” shall be defined as: the current FYE Net Fixed Assets, PLUS, current FYE depreciation, LESS, prior FYE Net Fixed Assets, LESS, the increase Long-Term Debt.

c)	Borrower’s ratio of Debt to Tangible Net Worth shall never exceed 1.50:1, tested at fiscal year-end to be defined as follows: Total Liabilities, divided by, Tangible Net Worth. Tangible Net Worth shall be defined as Total Assets, Less, Total Liabilities, Less, Intangible assets and amounts due from shareholder/related parties.

d)	Borrower shall maintain a Minimum Liquidity of $7,500,000 to be maintained at all times to be defined as follows: Cash and Short-Term Investments, less, Rewards Program liabilities.

e)	Any future investments and/or acquisitions would continue to require prior approval by the Lender but any future contingent earnout obligations shall be subordinated to Lender debt.

By executing the within Commercial Loan Modification Agreement, the Borrower does hereby specifically ratify and confirm the Note, the Loan Agreement, any and all Security Agreement and each and every other document executed by or delivered by the Borrower to the Lender as evidence of or collateral security for the obligations of the Borrower owed to the Lender under the Note. Each and every term and provision of all Loan Documents shall, except as herein modified, remain in full force and effect, including “inter alia”, the terms and conditions pertaining to the rights of the Lender in the event of any default.

The Borrower acknowledges that it has submitted current financial information to the Lender for the for the Lender’s consideration of the Borrower’s request for modification of the terms of the Note. The Borrower understands that the Lender has relied upon all the information supplied to the Lender by the Borrower for consideration of the Borrower’s request. The Borrower states that the information it has supplied is true, accurate and complete and that the Borrower understands that the Lender will, having relied upon said information, prosecute any misrepresentation or inaccuracy that results in a detriment to the Lender. The Borrower agrees that it shall provide accurate and complete financial information to the Lender, at least annually, or at such other times as may be called for in the loan documents or security agreements or when the Lender may reasonably request.

The provisions of this Commercial Loan Modification Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.

The Borrower agrees to fully cooperate with the Lender in adjusting for clerical errors and/or omissions in any loan documentation and agrees to execute and deliver to the Lender any documents and to do all things reasonably necessary, whether discovered prior to or after the date of this Agreement, which may be requested to carry into effect the intent of this Agreement.

This Agreement may be executed using Electronic Signatures (as defined herein), including, without limitation, facsimile and/or pdf. I agree that my Electronic Signature (including, without limitation, facsimile or pdf) on or associated with this Agreement shall be valid and binding on me to the same extent as a manual, original signature and that this Agreement signed by me by Electronic Signature will constitute my legal, valid and binding obligation enforceable against me in accordance with the terms hereof to the same extent as if a manually executed original signature was delivered to the Lender. Also, the Lender may, at its option, create one or more copies of this Agreement in the form of an imaged Electronic Record (as defined herein) (“Electronic Copy”), which shall be deemed created in the ordinary course of the Lender’s business, and destroy the original paper document. This Agreement in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Signature” and “Electronic Record” shall have the meanings assigned to them by 15 USC §7006, respectively, as it may be amended from time to time.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THE NOTE OR THIS AGREEMENT, THE OBLIGATIONS, IN ALL MATTERS CONTEMPLATED HEREBY AND ALL DOCUMENTS EXECUTED IN CONNECTION HEREWITH. THE BORROWER CERTIFIES THAT NEITHER THE LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Commercial Loan Modification Agreement to be executed as a sealed instrument the day and year first above written.

BORROWER:
Stran & Company, Inc.

By:	/s/ Andy Shape
Andrew J. Shape, President and CEO

LENDER:
Salem Five Cents Savings Bank

By:	/s/ Daniel Rapoza
Daniel Rapoza, Sr. Vice President

4